Anthony Noto and Joey Levin to Join Warner Bros. Discovery, Inc. Board of Directors New York – January 14, 2025 – Warner Bros. Discovery, Inc. (the “Company”) (Nasdaq: WBD) today announced that Anthony Noto and Joey Levin have been appointed to the Company’s Board of Directors. Noto joined the Board as of January 8, 2025, and Levin will join the Board on February 1, 2025, and both will stand for election by the Company’s stockholders at the 2025 Annual Meeting of Stockholders. Their appointments follow a comprehensive search process led by the Nominating and Corporate Governance Committee that was aided by a leading independent search firm. Following these appointments, the Board will be composed of 13 directors, 12 of whom are independent. “We are pleased to welcome two seasoned executives who will bring valuable insights and expertise to the Board,” said David Zaslav, President and Chief Executive Officer of Warner Bros. Discovery. “Both Anthony and Joey are accomplished leaders with considerable experience in relevant industries and exceptional track records of driving growth, innovation and shareholder value. I look forward to working closely with them as we continue to deliver on key strategic and operational objectives to realize the full potential of Warner Bros. Discovery.” “Today’s announcement reinforces Warner Bros. Discovery’s commitment to continuing to enhance our Board with best-in-class leaders, bringing a broad range of experience to our board,” said Samuel A. Di Piazza, Jr., Chair of the Board of Warner Bros. Discovery. “We are confident that Anthony and Joey will bring fresh ideas and important perspectives to our Board as we continue to evaluate all avenues to deliver significant shareholder value.” Noto brings over two decades of senior leadership experience, extensive media, technology, and internet expertise and transaction experience to the Board. He serves as Chief Executive Officer of SoFi Technologies, Inc., a member-centric, one-stop shop for digital financial services with a strong track record of product innovation and performance. Prior to his tenure at SoFi, Noto spent four years in executive roles with Twitter, first as Chief Financial Officer and then as Chief Operating Officer. He previously served as Co-Head of Global TMT Investment Banking at Goldman Sachs and as Chief Financial Officer of the National Football League from 2008 to 2010. Levin brings over 20 years of mergers and acquisitions, strategy, and senior leadership experience to the Board, with a deep background in digital media and commerce. He has served as Chief Executive Officer of IAC since 2015 and previously served in roles of escalating seniority across IAC’s mergers & acquisitions group, operations, and business management teams during his more than two-decade career with the company. Over the course of his tenure at IAC, Levin has overseen the constant evolution of the company, expanding through organic growth and acquisitions, and a number of spin-offs, including the initial IPO and subsequent spin-off of Match Group and the private financing and subsequent spin-off of Vimeo. ###

About Warner Bros. Discovery Warner Bros. Discovery is a leading global media and entertainment company that creates and distributes the world's most differentiated and complete portfolio of branded content across television, film, streaming and gaming. Available in more than 220 countries and territories and 50 languages, Warner Bros. Discovery inspires, informs and entertains audiences worldwide through its iconic brands and products including: Discovery Channel, Max, discovery+, CNN, DC, TNT Sports, Eurosport, HBO, HGTV, Food Network, OWN, Investigation Discovery, TLC, Magnolia Network, TNT, TBS, truTV, Travel Channel, MotorTrend, Animal Planet, Science Channel, Warner Bros. Motion Picture Group, Warner Bros. Television Group, Warner Bros. Pictures Animation, Warner Bros. Games, New Line Cinema, Cartoon Network, Adult Swim, Turner Classic Movies, Discovery en Español, Hogar de HGTV and others. For more information, please visit www.wbd.com. Forward-Looking Statements Information set forth in this communication contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts, and assumptions that involve risks and uncertainties and on information available to Warner Bros. Discovery as of the date hereof. The Company’s actual results could differ materially from those stated or implied due to risks and uncertainties associated with its business, which include the risk factors disclosed in the Company's filings with the U.S. Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K. Forward-looking statements include statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. Forward-looking statements include, without limitation, statements regarding future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Warner Bros. Discovery expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Contact Media Investor Relations Robert Gibbs Andrew Slabin (347) 268-3017 (212) 548-5544 robert.gibbs@wbd.com andrew.slabin@wbd.com Megan Klein Peter Lee (310) 210-5018 (212) 548-5907 megan.klein@wbd.com peter.lee@wbd.com Source: Warner Bros. Discovery, Inc.